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                                                                    EXHIBIT 10.3

                        HELLER FINANCIAL LEASING, INC.

                        FUTURE ADVANCE PROMISSORY NOTE


                               LOAN TERMS TABLE

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
Borrower(s):                   Sizzler USA, Inc., a Delaware             Monthly Payment     $
                               corporation                               Amount:

                               Sizzler USA Restaurants, Inc., a
                               Delaware corporation

                               Sizzler USA Real Property, Inc., a
                               Delaware corporation

                                                                         ---------------------------------

                                                                         Maturity Date:

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Original Loan Principal        Up to $5,000,000.00                       Amortization        180 months
Amount for this Note:                                                    Period:

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Closing Date:                                                            Loan Number:

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Note Rate:                     __%

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

     1. PROMISE TO PAY. For value received, the Borrowers whose names are set
        --------------
forth above (collectively, if more than one, the "Borrower") promises to pay to the order of HELLER FINANCIAL LEASING, INC., a Delaware corporation (together with its successors, assigns and transferees, "Lender"), a principal sum equal to the Original Loan Principal Amount set forth above, together with interest at the Note Rate on the unpaid balance from time to time outstanding, as follows:

     Interest from and after the Closing Date through the last day of the month in which the Closing Date occurs, the amount of which shall be calculated by Lender on or after the Closing, shall be due and payable within five (5) business days of delivery by Lender to Borrower of a written invoice for said amount. Installments of principal and interest in the amount of the Monthly Payment Amount set forth above shall be due and payable on the first day of each month (each a "Payment Date") commencing on the first day of the second full calendar month following the Closing Date through and

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including the Maturity Date, when the outstanding principal balance, plus accrued interest, and any other sum payable hereunder, is due and payable (unless the indebtedness evidenced by this Note is accelerated, in which case, the Maturity Date is the date of acceleration). The amortization period for this Note, for purposes of calculating the monthly installments of principal and interest, is the Amortization Period set forth above.

     All payments under this Note shall be made in lawful money of the United States of America in immediately available funds by automatic debit of Borrower's bank account. Payments will be applied first to accrued interest and other amounts due hereunder and then to principal. The Loan Terms Table set forth above is a part of this Note and all terms used in this Note which are defined in the Loan Terms Table shall have the meaning set forth therein. Capitalized terms used herein and not otherwise defined shall have the same meaning as provided in that certain Loan and Security Agreement ("Loan Agreement") of even date herewith between Borrower and Lender.

     2.  INTEREST RATE. The outstanding principal balance of this Note will bear
         -------------
interest at a fixed rate equal to the sum of (the "Note Rate"): (i) the Treasury Rate (as hereinafter defined) plus (ii) Four Hundred Fifty (450) basis points per annum, compounded monthly; provided, however, that upon the occurrence of an Event of Default, the applicable interest rate will be increased to the Default Rate (as defined in the Loan Agreement). Interest on amounts outstanding for any period shall be calculated on the basis of 1/360th of one year's interest at the applicable rate multiplied by the number of days that principal is actually outstanding. In no event, however, shall the interest rate exceed the maximum rate allowed by law. For purposes hereof, "Treasury Rate" shall mean the yield of the five year United States government treasury notes as of the date two (2) business days prior to the initial funding date hereunder as published in The
                                                                          ---
Wall Street Journal (and if more than one such issue, the issue with the coupon
-------------------
rate closest to the loan interest rate). If the publication of The Wall Street
                                                               ---------------
Journal is discontinued or publication of the yield of United States treasury
-------
notes in The Wall Street Journal is discontinued, Lender shall, in its sole
         -----------------------
discretion, designate some other daily financial or governmental publication of national circulation as the source of this information.

     3.  PREPAYMENT. Borrower shall not have any right to prepay the principal
         ----------
balance of this Note other than as set forth in the Loan Agreement. If the outstanding principal balance of this Note is accelerated for any reason, including, without limitation, because of default, sale, transfer or encumbrance (including that by operation of law or otherwise), such acceleration shall be deemed to be a prepayment and Borrower shall pay to Lender, in addition to all sums due as a result of the acceleration, any applicable prepayment premium, including the Prepayment Fee (as defined in the Loan Agreement). Borrower expressly agrees that: (i) the Prepayment Fee provided for herein is reasonable;
(ii) the Prepayment Fee shall be payable notwithstanding the then prevailing market rates at the time payment is made; (iii) there has been a course of conduct between Lender and Borrower giving specific consideration in this transaction for such agreement to pay the Prepayment Fee; and (iv) Borrower shall be estopped hereafter form claiming differently than as agreed to in this paragraph.

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Borrower expressly acknowledges that its agreement to pay the Prepayment Fee to
Lender as herein described is a material inducement to Lender to make the Loan. BORROWER EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW WHICH PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT FEE IN CONNECTION WITH ANY SUCH ACCELERATION, INCLUDING, WITHOUT LIMITATION, CALIFORNIA CIVIL CODE SECTION 2954.10.

     4.  LATE PAYMENT CHARGE. In the event that any payment under this Note is
         -------------------
not received by Lender when due, a late charge equal to five percent (5%) of the amount of such overdue payment shall be due and payable. Borrower agrees that the late charge is a reasonable and not disproportionate estimate of the administrative costs and lost revenue which Lender will incur in connection with the delinquency.

     5.  SECURITY. This Note and the Obligations (as defined in the Loan
         --------
Agreement) are secured by a security agreement and, if applicable, one or more mortgages or deeds of trust dated as of the Closing Date executed by Borrower for the benefit of Lender together with any other documents securing payment of this Note. In addition, the Borrower and Lender are parties to the Loan Agreement and other agreements relating hereto or executed in connection herewith as they may be amended from time to time (the "Loan Documents").

     6.  DEFAULT. Upon an occurrence of an Event of Default, Lender shall have
         -------
the option to declare all or part of the Obligations (including this Note) immediately due and payable. Lender shall have all of the rights and remedies provided at law or equity or by the Loan Documents.

     7.  LIABILITY OF SIGNATORIES. If more than one party executes this Note,
         ------------------------
the liability of each such party shall be joint and several. Borrower, and all guarantors and endorsers, and any other party liable for the Obligations evidenced by this Note: (i) severally waive presentment, demand, protest, notice of dishonor, notice of nonpayment and notice of acceleration of this Note; and
(ii) agree that no extension or postponement of the time for payment, or waiver, or indulgence or forbearance granted to Borrower (without limit as to number or period) or any modification of this Note, or any substitution, or exchange or release of all or part of the Collateral or Property, or addition of any party to this Note, or release or discharge of, or suspension of any rights and remedies against any party liable on this Note, shall reduce or affect the obligation of any other party liable for the payment of this Note.

     8.  REIMBURSEMENT OF EXPENSES. Borrower shall reimburse Lender for all
         -------------------------
costs and expenses, including reasonable attorneys' fees, incurred by Lender in enforcing the rights of Lender under this Note or the Loan Documents. Such costs and expenses shall include without limitation costs or expenses incurred by Lender in any bankruptcy, reorganization, insolvency or other similar proceeding. Any reference in this Note to attorneys' fees shall mean fees, charges, costs and expenses

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of in-house and/or outside counsel and paralegals, whether or not a suit or proceeding is instituted, and whether incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding, in consultation with counsel, or otherwise.

     9.  WAIVER OF JURY TRIAL. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE
         --------------------
OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE OBLIGATIONS.

     10.  ASSIGNMENT. This Note is freely assignable, in whole or in part, by
          ----------
Lender without notice to or consent of Borrower.

     11.  LIMITATION ON INTEREST. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, IN
          ----------------------
NO EVENT SHALL THE AMOUNT OR RATE OF INTEREST (INCLUDING TO THE EXTENT APPLICABLE ANY DEFAULT RATE INTEREST OR LATE PAYMENT CHARGE) PAYABLE, CONTRACTED FOR, CHARGED OR RECEIVED UNDER OR IN CONNECTION WITH THIS NOTE, FROM TIME TO TIME OR FOR WHATEVER REASON, EXCEED THE MAXIMUM RATE OR AMOUNT, IF ANY, SPECIFIED BY APPLICABLE LAW. If from any circumstances whatsoever fulfillment of any provision hereof or the Loan Documents at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance the Lender shall ever receive an amount deemed interest by applicable law which shall exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to payment of interest or if such excessive interest exceeds the unpaid principal amount, or if the Lender is prohibited by applicable law from applying such excessive interest to the reduction of the principal amount, the excess shall be refunded to the Borrower. All sums paid or agreed to be paid by the Borrower for the use, forbearance or detention of the Obligations shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Obligations until payment in full so that the actual rate of interest on account of such Obligations is uniform throughout the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of the Loan Documents.

     12.  APPLICABLE LAW. The terms and provisions of this Note shall be
          --------------
governed by and construed in accordance with the laws of the State of Illinois, without giving effect to the conflict of laws principles thereof.

     13.  WAIVER OF SECTION 2954.10: BORROWER HEREBY (A) WAIVES ANY
          -------------------------

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RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THIS
NOTE, IN WHOLE OR IN PART, WITHOUT PENALTY UPON ACCELERATION OF THE MATURITY DATE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF ANY OR ALL OF THIS
NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE BY LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWER, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, DISPOSITION OR ENCUMBRANCE WHICH MAY BE PROHIBITED OR RESTRICTED BY THE LOAN DOCUMENTS, THEN BORROWER SHALL BE OBLIGATED TO PAY, CONCURRENTLY THEREWITH, AS A PREPAYMENT FEE, THE PREPAYMENT PREMIUM SET FORTH IN THE LOAN AGREEMENT. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER HEREBY DECLARES THAT LENDER'S AGREEMENT TO MAKE THE LOAN EVIDENCED BY THIS NOTE AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY BORROWER, FOR THIS WAIVER AND AGREEMENT.

               INITIAL HERE  _____  ________ ____

                           [signature page follows]

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     IN WITNESS WHEREOF, the Borrower has executed this Promissory Note as of the Closing Date.

                              SIZZLER USA, INC.,
                              a Delaware corporation

                              By:____________________________________
                                 Name:_______________________________
                                 Its:________________________________

                              SIZZLER USA RESTAURANTS, INC.,
                              a Delaware corporation

                              By:____________________________________
                                 Name:_______________________________
                                 Its:________________________________

                              SIZZLER USA REAL PROPERTY, INC.,
                              a Delaware corporation

                              By:____________________________________
                                 Name:_______________________________
                                 Its:________________________________

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